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Keystone Quality Bond Fund (B-1)
(formerly Keystone Custodian Fund, Series B-1)
Seeks generous income and capital preservation from high quality bonds.

Dear Shareholder:

We are pleased to report on the activities of Keystone Quality Bond Fund (B-1) for the twelve-month period which ended October 31, 1995.

Performance

Your Fund's strongest performance came during the second half of the period when it returned 7.28% for the six months which ended on October 31, 1995. For the same six-month period, the Lehman Aggregate Bond Index--a widely recognized index of corporate, government and mortgage securities--returned 8.07%. For the twelve-month period which ended October 31, 1995, your Fund returned 13.69% and the Lehman Aggregate Bond Index returned 15.65%.

   The investment environment for bonds improved dramatically during the year. Moderate economic growth and low inflation in 1995 contributed to a favorable environment for bonds. Overall, interest rates declined and bond prices rose. In particular, high-grade bonds generated unusually strong total returns which benefited your Fund's holdings.

   We maintained a flexible and diversified approach to managing your Fund based on changing economic and business cycles. We sought income by investing in a variety of investment grade bonds, including corporate, mortgage-backed, and U.S. Treasury securities. As economic growth moderated throughout 1995, we upgraded the credit quality of your Fund's corporate bond holdings. Historically, when economic growth has slowed, higher quality bonds have tended to outperform lower quality issues. We also extended the average maturity of the portfolio. We believed this approach would generate a steady stream of income and capital appreciation.

   During the twelve-month period, BBB-rated corporate bonds provided some of the best returns. We had underemphasized these lower rated bonds, expecting them to perform poorly in a slowly growing economy. We also maintained a longer average maturity which we believed made sense considering our continued expectation for slower growth and low inflation. Over the twelve-month period, the Fund provided very positive returns above the long run average return for investment grade bonds.

Our outlook

We expect a favorable environment for bond investors in 1996. The "soft landing" we expected for the U.S. economy in 1995 has arrived. We think the current non-inflationary level of growth should continue into next year providing an environment of improved stability for bond investors. In particular, with inflation at historical lows, real bond yields--adjusted for inflation--are very attractive, in our opinion. Over the next several months we expect short-term rates to decline more than long-term rates, and anticipate that long-term rates will remain stable or decline slightly.

                                                      (continued on next page)

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Keystone Quality Bond Fund (B-1)
(formerly Keystone Custodian Fund, Series B-1)

   An area we will be monitoring closely is the national debate over balancing the federal budget. If an agreement is reached between the Congressional and Executive branches of government on a plan to balance the budget, it could affect interest rate levels, causing yields to decline and bond prices to rise. We will pay close attention to these legislative developments and will adjust our investment strategy to take advantage of these potential developments.

   We believe your Fund's flexible investment approach, our intensive research, and our selective allocation of Fund assets among a variety of investment grade bonds--U.S. government obligations, mortgage-backed securities, and high grade corporate bonds--should continue to provide your Fund with attractive income and total returns over the long term.

   Thank you for your continued support of Keystone Quality Bond Fund (B-1). If you have any questions or comments about your investment, we encourage you to write us.

Sincerely,

[signature of Albert H. Elfner, III]

Albert H. Elfner, III
Chairman and President
Keystone Investments, Inc.

[signature of George S. Bissell]

George S. Bissell
Chairman of the Board
Keystone Funds

December 1995

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                              A Discussion With
                              Your Fund Manager

               Barbara A. McCue is senior portfolio manager of
            your Fund and part of Keystone's high grade bond team.
                A Chartered Financial Analyst, Mrs. McCue has
          more than 19 years of investment experience. She holds an
                         MBA from Boston University.
             Together with Christopher P. Conkey, Keystone's high
             grade bond team leader and analysts David J. Bowers and Gary E. Pzegeo, the team evaluates interest rate and credit risk in selecting high quality bonds for Keystone fixed-income funds.

Q What was the economic environment like during the twelve-month period?

A The economic environment improved significantly for bonds during the twelve-month period. Overall, economic growth slowed, interest rates declined, and bond prices rose. This more positive economic climate was a reversal of 1994, when interest rates rose sharply in reaction to very strong economic growth.

Q How did you manage the Fund in this environment?

A We increased the quality of the portfolio and extended the portfolio's average maturity. Because we believed the economy was slowing, we upgraded the portfolio's quality by investing in higher rated corporate bonds and U.S. Treasury securities. Historically, higher quality bonds have tended to perform better than lower rated securities during times of moderate economic growth and declining interest rates.

Q How did this strategy affect the Fund's performance?

A Lower quality investment grade corporate bonds--those rated
BBB--outperformed higher quality bonds--those rated A, AA, AAA. This strong performance by BBB-rated bonds generally surprised investors. Our holdings of higher grade bonds provided positive, but modest results compared to investors who had significant holdings of BBB-rated bonds.

Q What was your strategy regarding the Fund's maturity?

A In 1994, we emphasized bonds with maturities of three years or less and those with maturities of ten years or longer--in investment terms, we call this a "barbelled" strategy. This meant holding fewer intermediate-term securities (5-to-10 years), because we believed they would underperform in a rising interest rate environment. We think this strategy worked well, protecting the Fund during the rising rate environment at the end of 1994.

In 1995 we returned to the intermediate-term maturity range. This resulted in a lengthening of the Fund's average maturity to nine years as of October 31, 1995. We believed intermediate-term bonds were attractively priced, and expected them to perform better as rates declined. As rates fell in the first half of 1995, our holdings of intermediate term bonds performed well. Yet, interest rates rose briefly in July, resulting in the only one-month negative total return for investment grade bonds for the first ten months of 1995.

A What about the Fund's income?

Q During a time of declining interest rates, your Fund generated a steady stream of income. Since the beginning of 1994, your Fund's monthly dividend rate of 7.8 cents per share has remained constant.

 Fund Profile
 Objective: Seeks generous income and capital preservation from high quality bonds.
 Commencement of investment operations: September 11, 1935
 Average quality: AA+
 Average maturity: 9 years
 Net assets: $311 million
 Newspaper symbol: QultyB1

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Keystone Quality Bond Fund (B-1)
(formerly Keystone Custodian Fund, Series B-1)

[PIE CHART]

Asset Allocation
as of October 31, 1995    Security Class

Asset-backed securities                      (5.2%)
Foreign (U.S. dollar denominated)            (4.8%)
Other(1)                                     (4.2%)
U.S. government and agency                  (48.4%)
Mortgage pass-through securities             (7.7%)
Collateralized mortgage obligations (CMO)   (12.2%)
Corporates                                  (17.5%)

(as a percent of net assets)

Q How do you control price fluctuations in a high grade bond fund?

A Price fluctuations come from two sources: interest rate changes and credit quality changes. For Keystone Quality Bond Fund (B-1), interest rate changes are the primary cause of price fluctuations. One measure of price volatility is duration. Duration is similar to a fund's average maturity but is a measure that provides more information about the potential performance of a bond or bond portfolio. Duration is the percentage change in the price of a portfolio for a 1% change in interest rates. When rates rose in 1994, many investment managers reduced portfolio duration in order to reduce the potential for price fluctuations. Conversely, when rates declined, duration was lengthened to increase price sensitivity.

Q What is your outlook for interest rates and high grade bonds?

A We believe the economy will continue to expand over the next several months. However, we expect economic growth in 1996 to be moderate. We expect interest rates to decline and inflation to remain relatively low. In our opinion, this should provide a positive environment for high grade bonds in 1996.

Ratings are very important to evaluating bonds. What do they mean?

Bond ratings provide an indication of the relative investment quality of an issuer. Each rating agency uses its own criteria for assigning ratings. In general, each agency examines the ability of an issuer to maintain debt protection levels in periods of recession as well as recovery. Bonds with identical ratings are not necessarily equal. Different industries have different business risks. However, most bonds within a certain rating category tend to have similar characteristics. The following table briefly defines investment grade bond ratings.

                          Investment Grade Bond Ratings

 Moody's     S&P
 Aaa         AAA      Highest Quality,
                      lowest likelihood of default
 Aa          AA       High Quality
 A           A        Upper Medium Grade
 Baa         BBB      Medium Grade

We use bond ratings as one component of our credit research. For Keystone Quality Bond Fund (B-1), we consider only investment-grade securities. That is, the investment grade bonds rated AAA, AA, A, and BBB. Lower rated bonds are considered speculative grade.

Portfolio Quality Summary
as of October 31, 1995

[GRAPHIC-PIE CHART]

S&P rating(2)

A                                       (10%)
AA                                       (7%)
BBB                                      (7%)
AAA                                     (34%)
U.S. government                         (42%)

Average quality: AA+
(as a percentage of portfolio assets)

                                   (diamond)
         This column is intended to answer questions about your Fund.
       If you have a question you would like answered, please write to:
            Keystone Investment Distributors, Inc., Attn: Manager,
         Shareholder Communications, 200 Berkeley Street, 22nd Floor,
                      Boston, Massachusetts 02116-5034.
--------------
(1) Includes short-term investments, and other assets and liabilities.

(2) Where Standard & Poor's ratings were not available, we have used ratings from Moody's Investor Service, Inc., Fitch Investors' Service, Inc., or ratings assigned by another nationally recognized statistical rating organization.

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Your Fund's Performance

Growth of an investment in
Keystone Quality Bond Fund (B-1)

[GRAPHIC-PLOT POINTS FOR MOUNTAIN CHART]
                                 In Thousands
          Initial Investment         Reinvested Distributions
10/85          10000                         10000
               10737                         11813
10/87           9595                         11524
                9711                         12687
10/89           9797                         13933
                9349                         14481
10/91           9834                         16522
                9834                         17796
10/93          10068                         19665
                8864                         18432
10/95           9466                         20955

A $10,000 investment in Keystone Quality Bond Fund (B-1) made on October 31, 1985 with all distributions reinvested was worth $20,955 on October 31, 1995. Past performance is no guarantee of future results.

Twelve-Month Performance         as of October 31, 1995
=======================================================
Total return*                                     13.69%
Net asset value 10/31/94                         $14.44
                10/31/95                         $15.42
Distributions from income                        $ 0.92
Return of capital                                $ 0.02
Capital gains                                      None

* Before deduction of contingent deferred sales charge (CDSC).

Historical Record            as of October 31, 1995
=======================================================
                               If you     If you did
Cumulative total return       redeemed    not redeem
1-year                          10.69%       13.69%
5-year                          44.71%       44.71%
10-year                        109.55%      109.55%
Average annual total return
1-year                          10.69%       13.69%
5-year                           7.67%        7.67%
10-year                          7.68%        7.68%

   The "if you redeemed" returns reflect the deduction of the 3% CDSC for those investors who sold Fund shares after one calendar year. Investors who retained their fund investment earned the returns reported in the second column of the table.

   The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

   You may exchange your shares for another Keystone fund by phone or in writing for a $10 fee. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line (KARL). The Fund reserves the right to change or terminate the exchange offer.

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Keystone Quality Bond Fund (B-1)
(formerly Keystone Custodian Fund, Series B-1)

Growth of an Investment

Comparison of change in value of a $10,000 investment in Keystone Quality Bond Fund (B-1), the Lehman Aggregate Bond Index and the Consumer Price Index.

Fund Average Annual Total Return
--------------------------------
1 Year       5 Year      10 Year
10.69%        7.67%        7.68%

[GRAPHIC-PLOT POINTS FOR LINE CHART]

In Thousands                                 October 1985 through October 1995

                                      Lehman
                                  Aggregate Bond        Consumer
                     Fund           Index (LABI)      Price Index

10/85               10000               10000          10000
                    11813               12009          10147
10/87               11524               12255          10607
                    12687               13660          11058
10/89               13933               15283          11555
                    14481               16246          12281
10/91               16522               18810          12640
                    17796               20662          13045
10/93               19665               23114          13404
                    18432               22265          13753
10/95               20955               25750          14140

Past performance is no guarantee of future results. The one-year return reflects the deduction of the Fund's 3% contingent deferred sales charge for shares held for at least one year.

This chart graphically compares your Fund's total return performance to certain investment indexes. It is the result of fund performance guidelines issued by the Securities and Exchange Commission. The intent is to provide investors with more information about their investment.

Components of the Chart

The chart is composed of several lines that represent the accumulated value of an initial $10,000 investment for the period indicated. The lines illustrate a hypothetical investment in:

1. Keystone Quality Bond Fund (B-1)

Your Fund seeks generous income and capital preservation from high quality bonds. The return is quoted after deducting sales charges (if applicable), fund expenses, and transaction costs and assumes reinvestment of all distributions.

2. Lehman Aggregate Bond Index (LABI)

The LABI is a broad-based, unmanaged fixed-income index of U.S. government, corporate and mortgage-backed securities. It represents the price change and coupon income of several thousand securities of various credit qualities and maturities. Securities are selected and compiled by Lehman Brothers, Inc. according to criteria that may be unrelated to your Fund's investment objective. It would be difficult for most individual investors to duplicate this index.

3. Consumer Price Index (CPI)

This index is a widely recognized measure of the cost of goods and services produced in the U.S. The index contains factors such as prices of services, housing, food, transportation and electricity which are compiled by the U.S. Bureau of Labor Statistics. The CPI is generally considered a valuable benchmark for investors who seek to outperform increases in the cost of living.

These indexes do not include transaction costs associated with buying and selling securities, and do not hold cash to meet redemptions. It would be difficult for most individual investors to duplicate these indexes.

Understanding What the Chart Means

The chart demonstrates your Fund's total return performance in relation to a well known investment index and to increases in the cost of living. It is important to understand what the chart shows and does not show.

  This illustration is useful because it charts Fund and index performance over the same time frame and over a long period. Long-term performance is a more reliable and useful measure of performance than measurements of short-term returns or temporary swings in the market. Your financial adviser can help you evaluate fund performance in conjunction with the other important financial considerations such as safety, stability and consistency.

PAGE 7
-------------------------------------------------------------------------------

Limitations of the Chart

The chart, however, limits the evaluation of Fund performance in several ways. Because the measurement is based on total returns over an extended period of time, the comparison often favors those funds which emphasize capital appreciation when the market is rising. Likewise, when the market is declining, the comparison usually favors those funds which take less risk.

Performance Can Be Distorted

Funds which are more conservative in their orientation and which place an emphasis on capital preservation will tend to compare less favorably when the market is rising. In addition, funds which have income as one of their objectives also will tend to compare less favorably to relevant indexes.

   Indexes may also reflect the performance of some securities which a fund may be prohibited from buying. A bond fund, for example, may be limited to investments in only high quality bonds, or a stock fund may only be able to buy stocks that have been traded on a stock exchange for a minimum number of years or stocks that have a certain market capitalization. Indexes usually do not have the same investment restrictions as your Fund.

Indexes Do Not Include Costs of Investing

The comparison is further limited in its utility because the indexes do not take into account any deductions for sales charges, transaction costs or other fund expenses. Your Fund's performance figures do reflect such deductions. Sales charges--whether up-front or deferred--pay for the cost of the investment advice of your financial adviser. Transaction costs pay for the costs of buying and selling securities for your Fund's portfolio. Fund expenses pay for the costs of investment management and various shareholder services. None of these costs are reflected in index total returns. The comparison is not completely realistic because an index cannot be duplicated by an investor--even an unmanaged index--without incurring some charges and expenses.

One of Several Measures

The chart is one of several tools you can use to understand your investment. It should be read in conjunction with the Fund's prospectus, and annual and semiannual reports. Also, your financial adviser, who understands your personal financial situation, can best explain the features of your Keystone fund and how it applies to your financial needs.

Future Returns May Be Different

Shareholders also should be mindful that the long-run performance of either the Fund or the indexes is not representative of what shareholders should expect to receive from their Fund investment in the future; it is presented to illustrate only past performance and is not a guarantee of future returns.

PAGE 8
-------------------------------------------------------------------------------
Keystone Quality Bond Fund (B-1)
(formerly Keystone Custodian Fund, Series B-1)

SCHEDULE OF INVESTMENTS--October 31, 1995

                                                                       Interest    Maturity       Par                   Market
                                                                         Rate        Date        Value                  Value
================================================================================================================================
FIXED INCOME (95.8%)
CORPORATE BONDS & NOTES (17.5%)
BANK & FINANCE (5.6%)
  Barnett Banks, Inc.                       Med. Term Notes             10.875%      2003     $4,500,000             $ 5,566,410
  Donaldson Lufkin & Jenrette, Inc.         Sr. Notes                    6.875       2005      1,000,000                 993,930
  Finova Cap Corp.                          Notes                        6.375       2000      3,000,000               2,994,030
  General Motors Acceptance Corp.           Notes                        6.625       2002      1,550,000               1,551,457
  Morgan Stanley Group, Inc.                Med. Term Notes              7.790       1997      3,000,000               3,067,230
  Society Corp.                             Notes (Subord.)              8.125       2002      2,850,000               3,089,941
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      17,262,998
---------------------------------------------------------------------------------------------------------------------------------
CONSUMER GOODS (2.0%)
  Procter & Gamble, ESOP                    Series A Deb.                9.360       2021      5,000,000               6,252,350
---------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED COMPANIES (1.5%)
  General Electric Capital Corp.            Deb.                         8.750       2007      4,000,000               4,676,800
---------------------------------------------------------------------------------------------------------------------------------
OIL (1.7%)
  Atlantic Richfield Co.                    Deb.                         9.875       2016      4,000,000               5,188,440
---------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICAL (2.5%)
  Upjohn Co., ESOP                          Sinking Fund Deb.            9.790       2004      6,994,909               7,865,286
---------------------------------------------------------------------------------------------------------------------------------
RETAIL (1.3%)
  Dayton Hudson Corp.                       Deb.                         9.750       2002      3,500,000               4,094,895
---------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS (2.9%)
  Ameritech Capital Funding Corp.           Deb.                         7.500       2005      4,000,000               4,283,320
  Southwestern Bell Telephone Co.           Deb.                         7.000       2015      3,000,000               3,045,960
  U.S. West Financial Services, Inc.        Med. Term Notes              8.850       1999      1,500,000               1,628,490
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       8,957,770
---------------------------------------------------------------------------------------------------------------------------------
TOTAL CORPORATE BONDS & NOTES (Cost--$52,709,774)                                                                     54,298,539
---------------------------------------------------------------------------------------------------------------------------------
FOREIGN BONDS (U.S. DOLLARS) (4.8%)
  Dresdner Bank A.G.                        Yankee Deb. (Subord.)        7.250       2015      1,500,000               1,532,700
  International Bank for Reconstruction &
  Development                               Unsecd. Eurodollar Deb.      8.250       2016      5,000,000               5,804,750
  Ireland (Republic of)                     Yankee Deb. (Subord.)        7.875       2001      5,000,000               5,398,700
  Wharf Capital International               Gtd. Sr. Notes               8.875       2004      2,000,000               2,114,540
---------------------------------------------------------------------------------------------------------------------------------
TOTAL FOREIGN BONDS (U.S. DOLLARS) (Cost--$13,981,044)                                                                14,850,690
---------------------------------------------------------------------------------------------------------------------------------

See Notes to Schedule of Investments

 Page 9
-------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS--October 31, 1995


                                                                       Interest    Maturity       Par                   Market
                                                                         Rate        Date        Value                  Value
================================================================================================================================
COLLATERALIZED MORTGAGE OBLIGATIONS (12.2%)
  FNMA (Est. Mat. 2001) (a)                 Series 1991-141 Class PH     7.500%      2019     $5,000,000             $ 5,041,400
  FNMA (Est. Mat. 2005) (a)                 Series 1992-181 Class PK                 2021      4,000,000               3,837,800
  FNMA (Est. Mat. 2007) (a)                 Series 1993-38 Class L       5.000       2022      2,500,000               2,111,925
  Fleet Financial Home Equity Trust (Est.
    Mat. 1996) (a)                          Series 1990-1 Class AS       6.700       2006      4,701,326               4,728,265
  Merrill Lynch Mortgage Investors, Inc.
    (Est. Mat. 1997) (a)                    Series 1991-D Class A        9.000       2011            786                     809
  Merrill Lynch Mortgage Investors, Inc.
    (Est. Mat. 1998) (a)                    Series 1992-B Class B        8.500       2012      2,373,761               2,455,418
  Merrill Lynch Mortgage Investors, Inc.
    (Est. Mat. 1999) (a)                    Series 1992-D Class B        8.500       2017      2,818,590               2,930,657
  Merrill Lynch Mortgage Investors, Inc.
    (Est. Mat. 1999) (a)                    Series 1991-G Class B        9.150       2011      3,863,981               4,070,124
  Paine Webber Mortgage Acceptance Corp.
    IV (Est. Mat. 1996) (a)                 Series 1993-5 Class A3       6.875       2008      2,430,994               2,435,552
  Residential Funding Mortgage Security I   Series 1993-S45 Class
    (Est. Mat. 2001) (a)                      A11                        6.000       2023      5,000,000               4,834,350
  Residential Funding Corp. (Est. Mat.
    1997) (a)                               Series 1994-S15 Class A1     7.750       2024      4,093,951               4,150,243
  University Support Services, Inc. (Est.
  Mat. 1998) (a)                            Series 1992-D                9.166       2007      1,215,000               1,218,037
---------------------------------------------------------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost--$36,759,641)                                                         37,814,580
---------------------------------------------------------------------------------------------------------------------------------
MORTGAGE PASS-THROUGH CERTIFICATES (7.7%)
  FHLMC Pool #303865                                                     8.500       1997        100,537                 103,240
  FHLMC Pool #555218                                                     9.000       2021      5,836,899               6,136,507
  FHLMC Pool #B00366                                                     8.000       2002      5,432,165               5,591,707
  GNMA Pool #001849                                                      8.500       2024      7,291,619               7,546,826
  GNMA Pool #351171                                                      7.500       2023      4,646,115               4,707,072
---------------------------------------------------------------------------------------------------------------------------------
TOTAL MORTGAGE PASS-THROUGH CERTIFICATES (Cost--$23,697,118)                                                          24,085,352
---------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES (5.2%)
  Chemical Master Credit Card Trust 1       Series 1995-2 Class A        6.230       2003      4,000,000               4,020,160
  Crimmi Mae Financial Corp.                Series 1 Class A             7.000       2033      1,000,000                 980,000
  First Security Auto Grantor Trust         Series 1995-A Class A        6.250       2001      3,452,632               3,465,131
  Old Kent Auto Receivable Trust            Series 1995-A Class A        6.200       2001      3,709,038               3,717,866
  Olympic Automobile Receivable Trust       Series 1995-C Class CTFS     6.200       2002      4,000,000               4,005,760
---------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES (Cost--$16,119,727)                                                                     16,188,917
---------------------------------------------------------------------------------------------------------------------------------





                                                      (continued on next page)

 PAGE 10
-------------------------------------------------------------------------------
Keystone Quality Bond Fund (B-1)
(formerly Keystone Custodian Fund, Series B-1)



SCHEDULE OF INVESTMENTS--October 31, 1995

                                                                        Interest      Maturity     Par         Market
                                                                          Rate          Date      Value         Value
========================================================================================================================
UNITED STATES GOVERNMENT (AND AGENCY) ISSUES (48.4%)
  FNMA                                        Deb.                         8.550%        2004  $ 5,000,000  $  5,221,850
  FHLMC                                       Deb.                         7.830         2004    2,000,000     2,039,020
  FHLB                                        Deb.                         8.700         2005    1,000,000     1,053,440
  FHLB                                        Deb.                         9.120         2005    2,000,000     2,015,320
  U.S. Treasury Bonds                                                      9.250         2016   20,500,000    27,123,960
  U.S. Treasury Bonds                                                      7.875         2021   16,800,000    19,776,792
  U.S. Treasury Bonds                                                      7.625         2025    2,000,000     2,321,880
  U.S. Treasury Notes                                                      7.500         2002    1,500,000     1,629,615
  U.S. Treasury Notes                                                      6.375         2002    2,000,000     2,051,560
  U.S. Treasury Notes                                                      5.125         1998   41,000,000    40,295,210
  U.S. Treasury Notes                                                      8.500         1997   10,000,000    10,395,300
  U.S. Treasury Notes                                                      7.750         2000   13,000,000    13,932,360
  U.S. Treasury Notes                                                      7.875         2004   20,000,000    22,540,600
-------------------------------------------------------------------------------------------------------------------------
TOTAL UNITED STATES GOVERNMENT (AND AGENCY) ISSUES (Cost--$147,603,794)                                      150,396,907
-------------------------------------------------------------------------------------------------------------------------
TOTAL FIXED INCOME (Cost--$290,871,098)                                                                      297,634,985
-------------------------------------------------------------------------------------------------------------------------
                                                                                                Maturity
                                                                                                  Value
-------------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.1%)
  Keystone Joint Repurchase Agreement (Investments in repurchase agreements, in a joint trading account, purchased 10/31/95) (b)
    (Cost--$3,617,000)                                                     5.872     11/01/95  $ 3,617,590     3,617,000
-------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (Cost--$294,488,098) (c)                                                                   301,251,985
-------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (3.1%)                                                                       9,539,503
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS (100.0%)                                                                                         $310,791,488
=========================================================================================================================


NOTES TO SCHEDULE OF INVESTMENTS:

(a) The estimated maturity of a Collateralized Mortgage Obligation ("CMO") is based on current and projected prepayment rates. Changes in interest rates can cause the estimated maturity to differ from the listed date.

(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at October 31, 1995.

(c) The cost of investments for federal income tax purposes is $294,987,787. Gross unrealized appreciation and depreciation of investments based on identified tax cost at October 31,1995 are as follows:



Gross unrealized appreciation   $ 7,568,213
Gross unrealized depreciation    (1,304,015)
                                 ----------
Net unrealized appreciation     $ 6,264,198
                                ===========


Legend of Portfolio Abbreviations
FHLB--Federal Home Loan Bank
FHLMC--Federal Home Loan Mortgage Corporation
FNMA--Federal National Mortgage Association
GNMA--Government National Mortgage Association

See Notes to Financial Statements

PAGE 11
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the year)

                                                                             Year Ended October 31,
                                                        1995            1994           1993           1992           1991
=================================================================================================================================
Net asset value beginning of year                    $  14.44         $  16.40       $  15.92       $  15.92        $  15.11
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income                                    0.87             0.76           0.96           1.04            1.08
Net realized and unrealized gain
  (loss) on investments and closed
  futures contracts                                      1.05            (1.76)          0.66           0.15            0.99
Net commissions paid on fund share
  sales (a)                                                 0                0              0              0               0
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                         1.92            (1.00)          1.62           1.19            2.07
 ---------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                   (0.87)           (0.76)         (0.96)         (1.04)          (1.08)
In excess of net investment income                      (0.05)           (0.09)         (0.18)         (0.15)          (0.18)
Tax basis return of capital                             (0.02)           (0.11)             0              0               0
Net realized gain (loss) on
  investments and closed futures
  contracts                                                 0                0              0              0               0
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                     (0.94)           (0.96)         (1.14)         (1.19)          (1.26)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value end of year                          $  15.42         $  14.44       $  16.40        $ 15.92        $  15.92
==================================================================================================================================
Total return (b)                                        13.69%           (6.27%)        10.50%          7.71%          14.09%
Ratios/supplemental data
Ratios to average net assets:
  Total expenses                                         1.96%(c)         1.86%          1.94%          2.01%           2.04%
  Net investment income                                  5.86%            5.05%          5.85%          6.40%           6.95%
Portfolio turnover rate                                   244%             169%           190%           102%            158%
----------------------------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                   $310,791         $327,276       $458,925       $456,912        $453,528
==================================================================================================================================







                                                                             Year Ended October 31,
                                                       1990             1989            1988            1987             1986
=================================================================================================================================
Net asset value beginning of year                   $  15.85         $  15.71         $  15.52        $  17.30        $  16.15
---------------------------------------------------------------------------------------------------------------------------------
Income from investment
  operations:
Net investment income                                   1.11             1.21             1.19            1.20            1.50
Net realized and unrealized gain
  (loss) on investments and closed
  futures contracts                                    (0.53)            0.25             0.32           (1.59)           1.56
Net commissions paid on fund share
  sales (a)                                                0                0                0               0           (0.20)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                        0.58             1.46             1.51           (0.39)           2.86
---------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                  (1.18)           (1.32)           (1.32)          (1.39)          (1.64)
In excess of net investment income                     (0.14)               0                0               0               0
Tax basis return of capital                                0                0                0               0               0
Net realized gain (loss) on
  investments and closed futures
  contracts                                                0                0                0               0           (0.07)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                    (1.32)           (1.32)           (1.32)          (1.39)          (1.71)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value end of year                         $  15.11         $  15.85          $  15.71       $  15.52        $  17.30
===============================================================================================================================
Total return (b)                                        3.93%            9.82%            10.09%         (2.44%)         18.13%
Ratios/supplemental data
Ratios to average net assets:
  Total expenses                                        1.95%            1.82%             1.64%          1.56%           1.00%
  Net investment income                                 7.45%            7.61%             7.49%          7.32%           8.37%
Portfolio turnover rate                                  117%             116%              153%           127%             97%
--------------------------------------------------------------------------------------------------------------------------------
Net assets end of year (thousands)                  $408,330         $462,425          $447,454       $440,836        $348,107
================================================================================================================================




(a) Prior to June 30, 1987, net commissions paid on new sales of shares under the Fund's Rule 12b-1 Distribution Plan has been treated for both financial statement and tax purposes as capital charges. On June 11, 1987, the Securities and Exchange Commission adopted a rule which required for financial statements for the periods ended on or after June 30, 1987, that net commissions paid under Rule 12b-1 be treated as operating expenses rather than capital charges. Accordingly, beginning with the year ended October 31, 1987, the Fund's financial statements reflect 12b-1 Distribution Plan expenses (i.e., transfer agent fees plus commissions paid net of deferred sales charges received by the Fund) as a component of net investment income.
(b) Excluding applicable sales charges
(c) "Ratio of total expenses to average net assets" for the year ended October 31, 1995 includes indirectly paid expenses. Excluding indirectly paid expenses for the year ended October 31, 1995 the expense ratio would have been 1.94%.

    See Notes to Financial Statements.

PAGE 12
-------------------------------------------------------------------------------
Keystone Quality Bond Fund (B-1)
(formerly Keystone Custodian Fund, Series B-1)

STATEMENT OF ASSETS AND LIABILITIES--
October 31, 1995

===========================================================
Assets (Note 1):
  Investments at market value (identified
    cost-- $294,488,098)                       $301,251,985
  Cash                                                  153
  Receivable for:
   Investments sold                               3,964,170
   Interest                                       4,966,981
   Fund shares sold                               6,723,763
  Prepaid expenses and other assets                 50,938
-----------------------------------------------------------
     Total assets                               316,957,990
-----------------------------------------------------------
Liabilities (Notes 2 and 4):
 Payable for:
  Investments purchased                           5,305,553
  Fund shares redeemed                              205,861
  Distributions to shareholders                     575,212
 Other accrued expenses                              79,876
-----------------------------------------------------------
     Total liabilities                            6,166,502
-----------------------------------------------------------
Net assets                                     $310,791,488
===========================================================
Net assets represented by (Note 1):
 Paid-in capital                               $333,652,241
 Accumulated distributions in excess of net
  investment income                                (575,212)
 Accumulated net realized gain (loss) on
  investments and closed futures contracts      (29,049,428)
 Net unrealized appreciation (depreciation)
  on investments                                  6,763,887
-----------------------------------------------------------
     Total net assets applicable to outstanding
      shares of beneficial interest ($15.42 a
      share on 20,148,901 shares outstanding)
      (Note 2)                                 $310,791,488
============================================================

STATEMENT OF OPERATIONS--
Year Ended October 31, 1995

============================================================================
Investment income (Note 1):
 Interest                                                    $24,281,142
----------------------------------------------------------------------------
Expenses (Notes 2 and 4):
 Management fee                                $ 1,876,672
 Transfer agent fees                               729,430
 Accounting, auditing and legal                     65,692
 Custodian fees                                    181,299
 Printing                                           27,934
 Trustees' fees and expenses                        29,898
 Distribution Plan expenses                      3,099,486
 Registration fees                                  50,264
 Miscellaneous expenses                             27,379
----------------------------------------------------------------------------
    Total expenses                               6,088,054
    Less: Expenses paid indirectly
     (Note 4)                                      (44,099)
----------------------------------------------------------------------------
    Net expenses                                               6,043,955
----------------------------------------------------------------------------
 Net investment income                                        18,237,187
----------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investments and closed futures contracts
  (Notes 1 and 3):
  Net realized gain (loss) on:
    Investments                                 (6,457,397)
 Closed futures contract                          (292,580)
-----------------------------------------------------------------------------
  Net realized gain (loss) on
   investments and closed futures
   contracts                                                  (6,749,977)
-----------------------------------------------------------------------------
  Net change in unrealized appreciation
    (depreciation) on investments                             28,285,126
-----------------------------------------------------------------------------
  Net realized and unrealized gain
    (loss) on investments and closed
    futures contracts                                         21,535,149
-----------------------------------------------------------------------------
  Net increase (decrease) in net assets
    resulting from operations                                $39,772,336
=============================================================================



See Notes to Financial Statements.

PAGE 13
------------------------------------------------------------------------------



STATEMENTS OF CHANGES IN NET ASSETS
                                                   Year Ended October 31,
                                                    1995            1994
===============================================================================
Operations:
  Net investment income                          $  18,237,187   $  19,651,971
  Net realized gain (loss) on investments and
    closed futures contracts                        (6,749,977)    (20,637,648)
  Net change in unrealized appreciation
    (depreciation) on investments                   28,285,126     (24,916,518)
-------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from operations                     39,772,336     (25,902,195)
-------------------------------------------------------------------------------
Distributions to shareholders from (Note 1):
  Net investment income                            (18,237,187)    (19,651,971)
  In excess of net investment income                  (763,245)     (1,885,034)
  Tax basis return of capital                         (472,154)     (2,544,603)
-------------------------------------------------------------------------------
    Total distributions to shareholders            (19,472,586)    (24,081,608)
-------------------------------------------------------------------------------
Capital share transactions (Note 2):
  Proceeds from shares sold                         78,243,761     146,861,304
  Payments for shares redeemed                    (126,927,895)   (243,065,758)
  Net asset value of shares issued in
    reinvestment of dividends and
    distributions                                   11,900,336      14,538,531
-------------------------------------------------------------------------------
    Net increase (decrease) in net assets
      resulting from capital share transactions    (36,783,798)    (81,665,923)
-------------------------------------------------------------------------------
    Total increase (decrease) in net assets        (16,484,048)   (131,649,726)
-------------------------------------------------------------------------------
Net assets:
  Beginning of year                                327,275,536     458,925,262
-------------------------------------------------------------------------------
  End of year [Accumulated distributions in
    excess of net investment income as
    follows: October 31, 1995--($575,212) and
    October 31, 1994-- ($703,858)] (Note 1)      $ 310,791,488   $ 327,275,536
===============================================================================

See Notes to Financial Statements.

PAGE 14
------------------------------------------------------------------------------
 Keystone Quality Bond Fund (B-1)
(formerly Keystone Custodian Fund, Series B-1)

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Quality Bond Fund (B-1) (formerly, Keystone Custodian Fund, Series B-1) (the "Fund") is a common law trust for which Keystone Management, Inc. ("KMI") is the Investment Manager and Keystone Investment Management Company (formerly Keystone Custodian Funds, Inc.) ("Keystone") is the Investment Adviser. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end investment company.

  Keystone is a wholly-owned subsidiary of Keystone Investments, Inc. (formerly Keystone Group, Inc.) ("KII"), a Delaware corporation. KII is privately owned by an investor group consisting of current and former members of management of Keystone and its affiliates.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Investments are usually valued at the closing sales price, or in the absence of sales and for over-the-counter securities, the mean of bid and asked quotations. Management values the following securities at prices it deems in good faith to be fair: (a) securities (including restricted securities) for which complete quotations are not readily available and (b) listed securities if, in the opinion of management, the last sales price does not reflect a current value, or if no sale occurred. Short-term investments maturing in sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which, when combined with accrued interest, approximates market. Short-term investments maturing in more than sixty days for which market quotations are readily available are valued at current market value. Short-term investments maturing in more than sixty days when purchased which are held on the sixtieth day prior to maturity are valued at amortized cost (market value on the sixtieth day adjusted for amortization of premium or accretion of discount), which when combined with accrued interest, approximates market. Investments denominated in a foreign currency are adjusted daily to reflect changes in exchange rates. Market quotations are not considered to be readily available for long-term corporate bonds and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Securities traded in foreign currency amounts are translated into United States dollars as follows: market value of investments, assets, and liabilities at the daily rate of exchanges; purchases and sales of investments, income, and expenses at the rate of exchange prevailing on the respective dates of such transactions.

B. A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security, financial instrument, or, in the case of a stock index, cash at a set price on a future date. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, as the value of the underlying instrument or index fluctuates, and are recorded for book purposes as unrealized gains or losses by the Fund. For federal tax

PAGE 15
-----------------------------------------------------------------------------

purposes, any futures contracts which remain open at fiscal year-end are marked-to-market and the resultant net gain or loss is included in federal taxable income. In addition to the market risk, the Fund is subject to the credit risk that the other party will not be able to complete the obligations of the contract.

C. When the Fund enters into a repurchase agreement (a purchase of securities whereby the seller agrees to repurchase the securities at a mutually agreed upon date and price), the repurchase price of the securities will generally equal the amount paid by the Fund plus a negotiated interest amount. The seller under the repurchase agreement will be required to provide securities ("collateral") to the Fund whose value will be maintained at an amount not less than the repurchase price, and which generally will be maintained at 101% of the repurchase price. The Fund monitors the value of collateral on a daily basis, and if the value of collateral falls below required levels, the Fund intends to seek additional collateral from the seller or terminate the repurchase agreement. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the repurchase price. Any such loss would be increased by any cost incurred on disposing of such securities. If bankruptcy proceedings are commenced against the seller under the repurchase agreement, the realization on the collateral may be delayed or limited. Repurchase agreements entered into by the Fund will be limited to transactions with dealers or domestic banks believed to present minimal credit risks, and the Fund will take constructive receipt of all securities underlying repurchase agreements until such agreements expire.

  Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

D. The Fund may enter into forward foreign currency exchange contracts ("contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets. Contracts are recorded at market value and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund is subject to the credit risk that the other party will not complete the obligations of the contract.

E. Foreign currency amounts are translated into United States dollars as follows: market value of investments, assets and liabilities at the daily rate of exchanges, purchase and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) is a component of unrealized appreciation (depreciation) of investments.

F. Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are recorded on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date. All discounts are amortized for both financial reporting and federal income tax purposes. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

G. The Fund has qualified, and intends to qualify in the future, as a regulated investment company under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"). Thus, the Fund expects to be relieved of any federal income tax liability by dis-

PAGE 16
-----------------------------------------------------------------------------
 Keystone Quality Bond Fund (B-1)
(formerly Keystone Custodian Fund, Series B-1)

tributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders. The Fund intends to avoid any excise tax liability by making the required distributions under the Internal Revenue Code.

H. The Fund distributes net investment income monthly and capital gains, if any, annually. Distributions are determined in accordance with income tax regulations. The significant differences between financial statement amounts available for distribution and distributions made in accordance with income tax regulations are primarily due to the different treatment of 12b-1 expenses prior to April 1995, differences in the treatment of paydown losses and the deferral of losses for income tax purposes that have been recognized for financial statement purposes.

(2.) Capital Share Transactions

The Trust Agreement authorizes the issuance of an unlimited number of shares of beneficial interest with a par value of $1.00. Transactions in shares of the Fund were as follows:
                                               Year Ended October 31,
                                                1995          1994
----------------------------------------------------------------------
Shares sold                                   5,215,666      9,718,655
Shares redeemed                              (8,523,861)   (15,997,010)
Shares issued in reinvestment of dividends
  and distributions                             799,017        951,580
----------------------------------------------------------------------
Net increase (decrease)                      (2,509,178)    (5,326,775)
=======================================================================

   The Fund bears some of the costs of selling its shares under a Distribution Plan adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution Plan, the Fund pays Keystone Investment Distributors Company (formerly Keystone Distributors, Inc.) ("KIDC"), the principal underwriter and a wholly-owned subsidiary of Keystone, amounts which in total may not exceed the Distribution Plan maximum.

   In connection with the Distribution Plan and subject to the limitations discussed below, Fund shares are offered for sale at net asset value without any initial sales charge. From the amounts received by KIDC in connection with the Distribution Plan, and subject to the limitations discussed below, KIDC generally pays brokers or others a commission equal to 4.00% of the price paid to the Fund for each sale of Fund shares as well as a shareholder service fee at a rate of 0.25% per annum of the net asset value of shares sold by such brokers or others and remaining outstanding on the books of the Fund for specified periods.

   To the extent Fund shares purchased prior to January 1, 1992 are redeemed within four calendar years of original issuance, the Fund may be eligible to receive a deferred sales charge from the investor as partial reimbursement for sales commissions previously paid on those shares. This charge is based on declining rates, which begin at 4.00%, applied to the lesser of the net asset value of shares redeemed or the total cost of such shares.

   The Distribution Plan provides that the Fund may incur certain expenses which may not exceed a maximum amount equal to 0.3125% of the Fund's average daily net assets for any calendar quarter (approximately 1.25% annually) occurring after the inception of the Distribution Plan. A rule of the National Association of Securities Dealers, Inc. ("NASD Rule") limits the annual expenditures which the Fund may incur under the Distribution Plan to 1.00% of which 0.75% may be used to pay such distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD Rule also limits the aggregate amount which

PAGE 17
----------------------------------------------------------------------------

the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the Fund's Distribution Plan, plus interest at the prime rate plus 1.00% on unpaid amounts thereof (less any contingent deferred sales charges paid by the shareholders to KIDC).

   Since July 8, 1992, contingent deferred sales charges applicable to shares of the Fund issued after January 1, 1992 have, to the extent permitted by the NASD Rule, been paid to KIDC rather than to the Fund. During the year, KIDC received $379,967 in deferred sales charges.

   KIDC intends, but is not obligated, to continue to pay or accrue distribution charges which exceed current annual payments permitted to be received by KIDC from the Fund. KIDC intends to seek full payment of such charges from the Fund (together with annual interest thereon at the prime rate plus 1.00%) at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits. KIDC currently intends to seek payment of interest only on such charges paid or accrued by KIDC since January 1, 1992.

   During the year ended October 31, 1995, the Fund recovered $7,816 in contingent deferred sales charges. During the year ended October 31, 1995, the Fund paid KIDC $3,107,302 under the Distribution Plan. The amount paid by the Fund under its Distribution Plan, net of deferred sales charges, was $3,099,486 (1.00% of the Fund's average daily net assets). During the year ended October 31, 1995, KIDC received $1,892,287 after payments of commissions on new sales and service fees to dealers and others of $1,215,015.

   Under the NASD Rule, the maximum uncollected amount for which KIDC may seek payment from the Fund under its Distribution Plan is $10,779,790 as of October 31, 1995 (3.47% of the Fund's net assets at October 31, 1995).

(3.) Securities Transactions

As of October 31, 1995, the Fund had a capital loss carryover for federal income tax purposes of approximately $28,549,000 which expires as follows:
1998--$2,251,000; 2002--$20,145,000; 2003--$6,153,000.

   For the year ended October 31, 1995, purchases and sales of investment securities (excluding short-term securities) were as follows:

                                            Cost of        Proceeds
                                           Purchases      from Sales
---------------------------------------------------------------------
Investments (excluding U.S. Government
  obligations)                           $246,215,525    $288,216,383
U.S Government obligations                477,415,023     464,241,618
=====================================================================

(4.) Investment Management Agreement and Other Transactions

Under the terms of the Investment Management Agreement between KMI and the Fund, KMI provides investment management and administrative services to the Fund. In return, KMI is paid a management fee computed and paid daily. The management fee is calculated at an annual rate of 2.0% of the Fund's gross investment income plus an amount determined by applying percentage rates starting at 0.50% and declining as net assets increase to 0.25% per annum, to the net asset value of the Fund.

KMI has entered into an Investment Advisory Agreement with Keystone under which Keystone provides investment advisory and management services to the Fund and receives for its services an annual fee representing 85% of the management fee received by KMI.

PAGE 18
------------------------------------------

Keystone Quality Bond Fund (B-1)
(formerly Keystone Custodian Fund, Series B-1)


   During the year ended October 31, 1995, the Fund paid or accrued to KMI investment management and administrative services fees of $1,876,672 which represented 0.60% of the Fund's average net assets. Of such amount paid to KMI, $1,595,171 was paid to Keystone for its services to the Fund.

   During the year ended October 31, 1995, the Fund paid or accrued $25,306 to KII for certain accounting services. Keystone Investor Resource Center, Inc. ("KIRC"), a wholly-owned subsidiary of Keystone, serves as the Fund's transfer agent. For the year ended October 31, 1995 the Fund paid or accrued $729,430 to KIRC for transfer agent fees.

   The Fund has entered into an expense offset arrangement with its custodian. For the year ended October 31, 1995, the Fund paid custody fees in the amount of $137,200 and received a credit of $44,099 pursuant to the expense offset arrangement, resulting in a total expense of $181,299. The assets deposited with the custodian under the expense offset arrangement could have been invested in income-producing assets.

   Certain officers and/or Directors of Keystone are also officers and/or Trustees of the Fund. Officers of Keystone and affiliated Trustees receive no compensation directly from the Fund.

(5.) Distributions to Shareholders

A distribution of net investment income of $0.078 per share was declared payable by December 6, 1995 to shareholders of record November 24, 1995. This distribution is not reflected in the accompanying financial statements.

=============================================================================

Federal Tax Status--Fiscal 1995
Distributions (Unaudited)

For the fiscal year ended October 31, 1995, dividends of $0.94 per share were paid. These dividends are taxable to shareholders as ordinary income in the year in which received by them or credited to their accounts and are not eligible for the corporate dividend received deduction.

   In January 1996, we will send you complete information on the distributions paid during the calendar year to help you in completing your federal tax return.

PAGE 19
----------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT

The Trustees and Shareholders
Keystone Quality Bond Fund (B-1)

We have audited the accompanying statement of assets and liabilities of Keystone Quality Bond Fund (B-1) (formerly Keystone Custodian Fund, Series B-1), including the schedule of investments, as of October 31, 1995 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995 by correspondence with the custodian and brokers. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Keystone Quality Bond Fund (B-1) as of October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the ten-year period then ended in conformity with generally accepted accounting principles.

                                                         KPMG Peat Marwick LLP

Boston, Massachusetts
December 8, 1995

[back cover]

                                    KEYSTONE
                                FAMILY OF FUNDS
                                   [diamond]
                              Balanced Fund (K-1)
                          Diversified Bond Fund (B-2)
                          Growth and Income Fund (S-1)
                          High Income Bond Fund (B-4)
                               International Fund
                                  Liquid Trust
                           Mid-Cap Growth Fund (S-3)
                            Precious Metals Holdings
                            Quality Bond Fund (B-1)
                        Small Company Growth Fund (S-4)
                          Strategic Growth Fund (K-2)
                                Tax Exempt Trust
                                 Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.

[logo] KEYSTONE
       INVESTMENTS

       P.O. Box 2121
       Boston, Massachusetts 02106-2121

B-1-AR-12/95                                      [recycled symbol]
18M


[front cover]

                                    KEYSTONE

                     [photo of a couple walking with bikes]

                                    QUALITY
                                BOND FUND (B-1)

                                     [logo]
                                 ANNUAL REPORT
                                OCTOBER 31, 1995